UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2024

Apollo Infrastructure Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56561	92-3084689
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 42nd Floor, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities

As of December 1, 2023, Apollo Infrastructure Company LLC (the “Company”) issued and sold the following unregistered shares (the “Investor Shares”) of the Company (with the final number of shares being determined on January 23, 2024) to third party investors for cash:

Type	Number of Shares Sold	Aggregate Consideration
Series I
A-II Shares	19,936	$500,000

As of January 2, 2024, the Company issued and sold the following Investor Shares of the Company (with the final number of shares being determined on January 25, 2024) to third party investors for cash:

Type	Number of Shares Sold	Aggregate Consideration
Series I
A-II Shares	300,066	$7,576,000
F-I Shares	39,043	985,750
Series II
A-II Shares	932,124	$23,560,000
F-I Shares	17,012	430,000

The transaction prices of the F-I Shares in Series I and Series II are $25.25 and $25.28, respectively, in each case, based on each Series’ respective aggregate net asset value (the “Net Asset Value”) per share as of December 31, 2023.

The offer and sale of the Investor Shares were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01.	Other Events

Net Asset Value

On January 25, 2024, the operating manager of the Company determined the Net Asset Value per share, being the price at which sales of the Company’s shares are made, of the following classes of the Company’s shares as of December 31, 2023:

Type	Net Asset Value per Share
Series I
A-II Shares	$25.25
V Shares	$25.00
Series II
A-II Shares	$25.28
V Shares	$25.00

As of December 31, 2023, no S Shares, I Shares, F-S Shares, F-I Shares, A-I Shares or E Shares were outstanding for either Series I or Series II. The transaction prices of the F-I Shares in Series I and Series II are $25.25 and $25.28, respectively, in each case, based on each Series’ respective aggregate Net Asset Value per share as of December 31, 2023.

The Net Asset Value of the Company’s outstanding shares is also available on its website at https://www.apollo.com/infraco, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of December 31, 2023

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO INFRASTRUCTURE COMPANY LLC

By:	/s/ Yvette Novo
Name:	Yvette Novo
Title:	Chief Financial Officer

Date: January 26, 2024